Exhibit 99.10

John Najarian Interview Transcript with Eli Spiro and Nicolaus Radford

John Najarian: Hello I am Jon Najarian here at the NASDAQ with a really exciting company. And I’ve never been able to say this before, but I’m actually the chairman of the company that Eli Spiro is the CEO of the SPAC that is purchasing and doing a merger with Nauticus and Nic’s company. Nic, Eli, it’s great to have both of you here at the Nasdaq. You had a ton of different companies you could look at for this clean energy SPAC and you looked at a lot of companies. How did you decide on this company?

Eli Spiro: That was pretty easy. We did look at over 65 opportunities. And this by far came to the top of the list. We said from the beginning that we weren’t looking for science projects. We were looking for a company that had a developed technology that knew what they were doing that had a clear line of sight to profitability. Nic checked all those boxes. It’s a highly disruptive technology in an industry that’s ripe for transformation.

Najarian: Houston Mechatronics as it used to be known, I used to call it megatronics because you know that this Aquanaut that you guys have created. I don’t want to get too far ahead of myself but that is so cool. And whenever it poses and it looks like a bodybuilder when it comes out of the pod, out of that carries it down. It kind of flexes like this. You guys over at Houston Mechatronics and now Nauticus the name of the company have been working together for 20 years, you guys started off at NASA. And I think when people see and hear about what you’ve created, it’s pretty clear you guys really were rocket scientists. So first tell me about the inspiration that you got from that work at NASA, and then how you translated that into something under the sea into Nauticus.

Nicolaus Radford: Frankly, the team is second to none. And we grew up together at NASA. And we were in charge of putting robots in very faraway locations and designing those missions and technologies that was going to future the Spaceflight industry using robotics. And we saw this incredible opportunity to take exactly the kinds of things we were doing in space and marinize to completely disrupt the ocean services industry, which is enormous by the way, it’s a $1.5 trillion economy. A lot of people don’t even consider it. But what we saw and the expertise to the team lends itself so perfectly towards how we do things in space and how we’re going to do things differently underwater.

Najarian: I mean, if you can make something happen on the moon that far away, you can certainly do something under the water in terms of communication to that vessel down there and so forth. And this isn’t a tethered robot either. This is a robot Nauticus is basically something that you bring out to a spot, it could be to repair, it could be to construct, the pod takes it down to the depth that it needs to be and then Nauticus you know, this transformer if you will, transforms and goes to work.

Radford: At NASA, we never had the ability to tether something to the earth when we were trying to work on the moon. And so we had to develop all the semi autonomy architectures because we still have people that are in control and operating the robot. And I think it’s worth really stressing that point because there’s not really great communication in space. It’s still a pretty austere communication environment, it’s rather latent and delayed. You’re not going to put a Netflix server on the moon anytime soon I can assure you of that. And so what we saw was exactly the same type of communication technology would alter how people can not only communicate with the robotics underwater, but get them to do useful work in this environment. And let’s not forget there’s $24 trillion worth of installed infrastructure in the ocean community, and it all needs repaired, it needs fixed and maintained. And the present way of doing these things is rather terribly expensive and, unfortunately, not friendly to the environment. And that’s another thing that really drew us to CleanTech’s mission. They were really aligned with us on where we felt this technology had most of its best use cases. It’s altering the ocean services industry in a much more environmentally responsible manner.

John Najarian Interview Transcript with Eli Spiro and Nicolaus Radford

Najarian: You know, that $24 trillion in stuff that’s under the sea right now. Some of it’s traditional energy, some of it’s the new energy, whether it’s waves, or whether it’s wind farms, and a lot of those of course have to be repaired, installed, changed out, all that sort of stuff by something like Nauticus. And before Nauticus, it was tethered to a ship, and that ship just pulls out there next to I imagine a bunch of wind farms or something and it’s belching out diesel throughout the day.

Spiro: It’s not a great visual Jon.

Najarian: No, and it’s tethered and it doesn’t have near the usability or flexibility that Nauticus has to basically repair what is corroded down there or to install an upgrade or whatever it might be, correct?

Radford: Well, some of these surface ships they’re putting out about 70 metric tons of CO2 per day. Let’s say we’re trying to do some maintenance or help construct part of a wind farm it’s not really a great visual, and stuff that we have considered is wind farms aren’t terribly far from shore and you know, we’re not going out 200 nautical miles. So things that are relatively close to shore and relatively shallow water can be that type of work can be done in a completely different way. And so we don’t see the necessity, nearly as much being reliant on these large ships as the present industry is doing these things today. And so I think things that were born in the conventional energy industry, I don’t feel it’s as appropriate for the emerging energy transition industries like offshore and renewables.

Najarian: Forbes magazine, just recently called you guys the Tesla of robotics, undersea robotics in particular, I suppose, which is pretty high praise. This is a rechargeable unit that goes down there. It’s not putting anything out into the ocean.

Radford: Well there’s an entire electrification of the subsea happening right now. And the industry is dominated by not only these diesel large diesel ships but also the hydraulic infrastructure that runs the current remotely operated vehicles. We operate these with a mouse, much more like a video game. And so we don’t have to exchange nearly as much information between the robot and that’s really where our asymmetric advantage comes from.

Spiro: So it’s more efficient and it’s cheaper for the consumer so the users here are getting a lot better at what they do and a lot faster with obviously much less diesel going into the air

Najarian: This is a situation where you have more demand than you have supply. I mean, more companies want what Nauticus can do than Nauticus can supply right now, which is a great position.

Spiro: Jon, as part of our diligence we spoke to a number of the players in the space that are looking at, they’re chomping at the bit to get access here.

Najarian: When you do a cost comparison Nic, I think you told me it’s about $100,000, is that a day for the use of a traditional like you said, a ship that goes out there belching fuel oil into the air and all that to a tethered rope not robot but to a tethered device under the sea versus you guys.

John Najarian Interview Transcript with Eli Spiro and Nicolaus Radford

Radford: We’re over half the expense because of the disruptive piece of technology we’re bringing that is also at an extremely high margin for the business. So that’s what makes our business I think very attractive to public investment, like Eli’s bringing to the table but also the customers that are really craving this. There’s a lot of downward pressure in the ocean industry right now to cut costs and especially emissions. It’s going to take not only a technological evolution, but a revolution. And that’s really where we’re centered on is putting in the disruptive technologies that are going to really change this industry.

Najarian: Right and you know, great example, just recently Eli was when the Chinese container ship had to anchor off Long Beach for a long time, and I guess during some rough seas the anchor dragged and it ripped open a pipeline, and that pipeline had to get both shut down and repaired. And this would have been a perfect example of what

Spiro: could have could have avoided this.

Najarian: When somebody does a SPAC, they raise money and they’ve got their SPAC. And then during the de-SPAC process, they raise additional funds in many cases, most cases and you guys have already done that. You’re already fully spoken for from the prior investors.

Spiro: That’s right, just another one of the reasons why we like Nic and a team is they brought on some very significant strategic investors who are large public companies that are leaders in their space. Not only did they put money in at the beginning, but they’ve doubled down now in the PIPE. And so that’s why we haven’t had to go out and hire a banker to raise capital for us.

Najarian: I mean, Nic, it seems like you guys could have been short term greedy. Got a little bit more money up front right now. But then probably lost control of the company. Not as much in control of your own destiny. And instead you guys because probably during this great resignation we talk about all the time, the average employee, staying at firms two years out instead of 10 years. You’ve got employees there 20 years, I guess you’d probably call them partners that have been with you for 20 years. As you guys built out what is now Nauticus.

Radford: I founded this company and hired in about 25 former NASA roboticists and it speaks volumes to the mission that we all feel compelled to attack together. And it gives me pride every day as I come into the company and I look at our team again, it’s just it is second to none the amount of talent that we’ve attracted. Yeah, the great resignation is a big deal. And we see that every day. But we have this core nucleus of the team which really provides that leadership that and I think that inspires me, and the others around them to just keep on this mission. And I think it’s primarily, there’s three major market forces that are moving this is we have the economic, the technological and the social and never before have we had such social pressure to reduce carbon emissions. So you can check that box. Technologically for the first time we have the technology born out of spaceflight, to really change the ocean services industry. And economically, we’re doing it at a price point that is enabled by that technology. And so those three forces are keeping the team together. They’re keeping us on that path to really disrupt this industry. And it’s really what keeps us the fires lit.

Najarian: Well, as you know, so I’m the chairman of Eli’s company here, the SPAC that is now merging in with you guys. And it’s a hitters list of folks that Eli put together on that team. And I’m not counting myself there Eli but I mean, energy secretary and former Governor Bill Richardson, I mean, and he was blown away by your technology. So that says a lot right there. Al Weiss, President at Disney, that was really in charge of getting Disney more green. By not just the theme parks. You can imagine how much waste and everything else. You can turn into something else at a Disney theme park or with those ships and things like that. Al Weiss was the president of Disney for over a decade I think

John Najarian Interview Transcript with Eli Spiro and Nicolaus Radford

Spiro: Over 20 years.

Najarian: Over 20 years. All those folks are blown away by what you guys do and what you’re going to do at Nauticus. I love the new name too and the Aquanaut, we’ve been showing a little bit of what the Aquanaut looks like. Because I’m colorblind I think it looks red when it’s above the water and yellow below the water and I guess that’s close because you said there’s a color shift as the Aquanaut goes down it goes yellow.

Radford: So we call her the happiest robot in the ocean. And we have a model and a mock up and sometimes I’ll come in and the employees have drawn a smiley face on the robot. You know, we’d like to have fun and we like to kid around but, you know, just going back to the team. It’s just it’s such an honor to be able to work around such inspiring people.

Najarian: And lastly, I guess Eli, I know you want to go down and get in the pool with the Aquanaut. He’s trying to talk me into it. But that, it’s not surprising that that this big huge pool, not like a swimming pool at all, but a gigantic pool 40 feet deep was basically where astronauts would train repairing the space shuttle of the International Space Station and things like that. And it’s where the Aquanaut Nauticus trains as well.

Radford: That’s right. We’ve been very fortunate to have started the company near NASA. NASA has such incredible facilities that we’ve gotten to take advantage of and NASA’s Neutral Buoyancy Lab or the NBL has allowed us to really develop quickly and train the robot because at the end of the day, we are a deep technology company. We’re a marine autonomy company and we have a good contract setup with NASA. They allow us access into that pool and that’s where we train the robot. And of course it goes out in the ocean, it goes out into the bay but sometimes you need a controlled environment to be able to study and endow the machine with the intelligence that is the most disruptive part. At our core we’re an artificial intelligence company. People focus a lot on the big orange robot that we’re putting in the ocean. But it’s really the intelligence of that machine that honestly we spent 20 years developing, born out of NASA, inspired out of NASA, that is now front and center on how this machine thinks and how it’s able to actually do the actions that we need in the water.

Najarian: I think this is gonna be huge. I know people that are looking for green investments ESG and all the rest are definitely going to be focused in on Nauticus. So thanks to both of you for bringing it us here today.

Radford: Thank you, I think it’s worth mentioning as well. We had several folks that were really courting the company to take it to this next level. And I think the first time you meet Eli, you just get this feeling you get the sense about you and it’s not only the mission that they had, their investment thesis, but it was also the direction that we were taking the company and the two just, they just married up very quickly. And to Eli’s point earlier, we had a long range view of putting out a company that had a public facing persona that was going to grow and really grow in to where it was heading.

Najarian: Nic, Eli, thank you, great to have you guys here. So folks, I am Jon Najarian here at the NASDAQ with Eli Spiro and Nic Radford, the Founder and Chairman of Nauticus, the new name for the company. It’s not a science project. It’s something that is working right now. And you should be looking into it. Thank you.

This document relates to a proposed transaction between CleanTech Acquisition Corp. and Nauticus Robotics, Inc. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CleanTech intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of CleanTech, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CleanTech stockholders. CleanTech also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of CleanTech are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CleanTech through the website maintained by the SEC at www.sec.gov.

CleanTech and Nauticus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CleanTech’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of CleanTech and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

For investor and media inquiries, please contact:

Gateway Group

IR: Cody Slach or Jeff Grampp, CFA

PR: Jordan Schmidt or Natalie Balladarsch

Phone: (949) 574-3860

E-mail : CLAQ@gatewayir.com

4